Other Operating Gains, Net	12 Months Ended
Dec. 31, 2018
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Other Operating Gains, Net

Note 7: Other Operating Gains, Net

In 2018, other operating gains, net, of $29 million included a gain on the sale of a Canadian wholly-owned subsidiary to a company affiliated with The Woodbridge Company Limited (“Woodbridge”), the Company’s principal shareholder (see note 31) and a pension plan curtailment gain from a reduction of employees that had participated in the plans (see note 27). Additionally, other operating gains, net, includes $6 million of income related to a license that allows Refinitiv to use the “Reuters” mark to brand is products and services, subject to certain restrictions (see note 31).

In 2017, other operating gains, net, of $48 million included a gain from the sale of a portion of an investment.